Coronado Curragh Pty Ltd
ABN 90 009 362 565
Level 33, Central Plaza One, 345 Queen Street
GPO Box 51, Brisbane QLD 4000
T:

+61 7 3031 7777 | F:

+61 7 3229 7402

Private Mail Bag, Blackwater QLD 4717
T:

+61 7 4986 9211 | F:

+61 7 4986 9361
www.coronadoglobal.com

CONSENT OF DANIEL MILLERS
I, Daniel

Millers, B.

Eng.; MAusIMM(CP),

Superintendent Long

Term

Planning of

Coronado Curragh

Pty Ltd,

a
wholly owned subsidiary

of Coronado

Global Resources

Inc. (the “Company”),

prepared Sections

1.1, 1.2, 1.5,
1.7 through

to 1.10,

2 through

to 5,

12.1, 13.1 and

14 through

to 26 and

reviewed all other

sections of the

technical
report

summary

titled

“Coronado

Global

Resources

Inc.

(

“Coronado”)

Statement

of

Coal

Resources

and
Reserves for the Curragh Mine Complex in Accordance with the JORC Code and United States SEC Regulation
S-K

1300

as

of

December

31,

2023

Bowen

Basin

Queensland,

Australia
,”

dated

February

15,

2024

(the
“Technical

Report Summary”).
With respect to the portions of the Technical

Report Summary that I prepared, I hereby

consent to the filing with
the

Securities

and

Exchange

Commission

of

the

Technical

Report

Summary

as

an

exhibit

to

the

Company’s
Annual

Report

on

Form

10-K

for

the

year

ended

December

31,

2023

(the

“Annual

Report”)

and

to

the
incorporation by reference of the Technical Report Summary in the Company’s Registration Statements on

Form
S-3

(No.

333-239730)

and

Form

S-8

(Nos.

333-

236597,

333-249566

and

333-275748)

(the

“Registration
Statements”).
I hereby further consent to the inclusion

or incorporation by reference in the

Annual Report and the Registration
Statements of references to my name (including status as an expert or qualified person (as defined in Item 1300 of

Regulation

S-K))

and

the

information

derived

from

the

portions

of

the

Technical

Report

Summary

that

I
prepared, including any quotation therefrom or summarization thereof

.
February 15, 2024
/s/ Daniel Millers

Name: Daniel Millers